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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                DATE OF REPORT (DATE OF EARLIEST EVENT RECORDED)

                                AUGUST 15, 1997
                                BB&T CORPORATION

             (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER : 1-10853

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
        NORTH CAROLINA                         56-0939887
   (State of Incorporation)       (I.R.S. Employer Identification No.)

    200 WEST SECOND STREET
WINSTON-SALEM, NORTH CAROLINA                     27101
    (Address of Principal                      (Zip Code)
      Executive Offices)
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                                 (910) 733-2000
              (Registrant's Telephone Number, Including Area Code)

                          This Form 8-K has 52 pages.

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ITEM 5. OTHER EVENTS

     On July 1, 1997, BB&T Corporation ("BB&T", formerly Southern National Corporation) completed its acquisition of United Carolina Bancshares Corporation ("UCB") of Whiteville, North Carolina. The transaction was accounted for as a pooling of interests in which UCB shareholders received 1.135 shares of BB&T common stock in exchange for each share of UCB common stock held resulting in the issuance of 27.7 million shares of BB&T common stock. Accordingly, the consolidated financial statements (including notes to consolidated financial statements), and supplemental financial information contained in BB&T's Annual Report on Form 10-K for the year ended December 31, 1996, restated for the accounts of UCB, are included in this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

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EXHIBIT                                       DESCRIPTION
  11      Statement re Computation of Earnings Per Share.                                       Filed herewith on page 52.
  27      Financial Data Schedule.                                                              Filed herewith as an exhibit
                                                                                                to the electronically filed
                                                                                                document as required.
 99.1     Report of Independent Public Accountants.                                             Filed herewith on page 3.
 99.2     BB&T's restated audited financial statements and notes thereto, including the         Filed herewith beginning on
          accounts of UCB.                                                                      page 4.
 99.3     BB&T's restated Securities Act Guide 3 statistical disclosures, including the         Filed herewith beginning on
          accounts of UCB.                                                                      page 37.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BB&T CORPORATION
                                         (Registrant)

                                         By: /s/       SHERRY A. KELLETT
                                                     Sherry A. Kellett
                                               EXECUTIVE VICE PRESIDENT AND
                                                         CONTROLLER
                                              (PRINCIPAL ACCOUNTING OFFICER)

Date: August 15, 1997

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